Principal Funds, Inc.
Supplement dated March 31, 2020
to the Statutory Prospectus dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.
Delete all references to Principal Portfolio StrategiesSM from the prospectus and replace with Principal® Global Asset Allocation.

APPENDIX C - INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Delete the Edward D. Jones & Co. and Janney Montgomery Scott sections in Appendix C, and replace with the following:
Edward D. Jones & Co.
Effective on or after May 1, 2020, if you purchase fund shares on the Edward Jones commission and fee-based platforms, you are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is your responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Principal Funds, Inc. or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Rights of Accumulation (ROA) at Edward Jones

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The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Principal Funds, Inc. held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups") . This includes all share classes held on the Edward Jones platform and/or held on another platform.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI) at Edward Jones

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Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI combines the current market value of any existing qualifying holdings and account types with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

Sales Charge Waivers at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:

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Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.

•	Shares purchased in an Edward Jones fee-based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

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Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account.

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Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC, except in the following conditions:

•	The death or disability of the shareholder

•	Systematic withdrawals with up to 10% per year of the account value

•	Return of excess contributions from an Individual Retirement Account (IRA)

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Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRA regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee-based program.

•	Shares acquired through NAV reinstatement.
Other Important Information related to Edward Jones
Minimum Purchase Amounts (Per Fund & Account)

•	$250 initial purchase minimum

•	$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee-based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes

•	At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.

Janney Montgomery Scott
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•	Shares sold in connection with a return of excess contributions from an IRA account.

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Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.

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Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of intent ("LOI") which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

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